Exhibit 10.1
CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT
     This Convertible Preferred Stock Purchase Agreement (“Agreement”) is entered into and effective as of September 29, 2009 (“Effective Date”), by and among VeriChip Corporation, a Delaware corporation (“Company”), and Optimus Capital Partners, LLC, a Delaware limited liability company, doing business as Optimus Technology Capital Partners, LLC (including its designees, successors and assigns, “Investor”).
RECITALS
     A. The parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue to Investor, and Investor shall purchase from the Company, from time to time as provided herein, up to $10,000,000.00 of shares of Preferred Stock; and
     B. The offer and sale of the Securities provided for herein are being made without registration under the Act, in reliance upon the provisions of Section 4(2) of the Act, Regulation D promulgated under the Act, and such other exemptions from the registration requirements of the Act as may be available with respect to any or all of the purchases of Securities to be made hereunder.
AGREEMENT
     In consideration of the premises, the mutual provisions of this Agreement, and other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, Company and Investor agree as follows:
ARTICLE 1
DEFINITIONS
     In addition to the terms defined elsewhere in this Agreement: (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Certificate of Designations, and (b) the following terms have the meanings indicated in this ARTICLE 1:
     “Act” means the Securities Act of 1933, as amended.
     “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Act. With respect to Investor, without limitation, any Person owning, owned by, or under common ownership with Investor, and any investment fund or managed account that is managed on a discretionary basis by the same investment manager as Investor will be deemed to be an Affiliate.
     “Agreement” means this Convertible Preferred Stock Purchase Agreement.
     “Authorized Share Failure” has the meaning set forth in Section 5.14.
     “Automatic Termination” has the meaning set forth in Section 3.1.

     “Bloomberg” means Bloomberg Financial Markets.
     “Borrowed Shares Registration Statement” has the meaning set forth in Section 4.1(hh)(i).
     “Change in Control” has the meaning set forth within the definition of Fundamental Transaction, below.
     “Certificate of Designations” means the certificate to be filed with the Secretary of State of the State of Delaware, in the form attached hereto as Exhibit B.
     “Closing” means any one of (i) the Commitment Closing and (ii) each Tranche Closing.
     “Closing Bid Price” means, for any security as of any date, the last closing bid price for such security on the Trading Market, as reported by Bloomberg, or, if the Trading Market begins to operate on an extended hours basis and does not designate the closing bid price, then the last bid price of such security prior to 4:00 p.m., Eastern time, as reported by Bloomberg, or, if the Trading Market is not the principal securities exchange or trading market for such security, the last closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Bid Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as mutually determined by the Company and Investor. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 7.7. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.
     “Commitment Closing” has the meaning set forth in Section 2.2(a).
     “Commitment Fee” means a non-refundable fee of $800,000.00, payable by Company to Investor in full on the first Tranche Closing Date, in cash, by offset from the Tranche Amount from the first Tranche Closing funds. In no event shall the aggregate Commitment Fee payable by the Company exceed $800,000.00. The Commitment Fee is only payable on the first Tranche Closing Date in the event the gross proceeds from the first Tranche Closing exceed the Commitment Fee; if such gross proceeds are less than $800,000.00 then the entire gross proceeds shall be offset toward the Commitment Fee and the balance of the Commitment Fee shall be paid in cash by the Company. If the Commitment Fee has not been paid in full by the six-month anniversary of the first Tranche Closing Date (whether because the first Tranche has not closed, because the first Tranche did not include sufficient gross proceeds, or any other reason) then the Company shall pay any remaining amount of the Commitment Fee in cash on such date.
     “Common Stock” or “Common Shares” means the common stock, par value $0.01 per share, of the Company, and any replacement or substitute thereof, or any share capital into which such Common Stock shall have been changed or any share capital resulting from a reclassification of such Common Stock.

     “Company Termination” has the meaning set forth in Section 3.2.
     “Conversion Notice” means a notice of conversion of the Preferred Stock delivered by Investor to the Company or by the Company to Investor, as applicable, pursuant to this Agreement.
     “Conversion Shares” means the shares of Common Stock issuable upon conversion of the Preferred Stock.
     “Convertible Securities” means any stock or securities (other than Options) directly or indirectly convertible into, or exercisable or exchangeable for, shares of Common Stock.
     “Delisting Event” means any time during the term of this Agreement, that the Common Stock is not listed for and actively trading on a Trading Market, or is suspended or delisted with respect to the trading of shares of Common Stock on a Trading Market.
     “Disclosure Schedules” means the Disclosure Schedules of the Company delivered concurrently herewith and attached hereto.
     “DTC” means The Depository Trust Company, or any successor performing substantially the same function for Company.
     “DWAC Shares” means all Common Shares or other shares of Common Stock issued or issuable to Investor or any Affiliate, successor or assign of Investor pursuant to any of the Transaction Documents, including without limitation any Conversion Shares, all of which shall be (a) issued in electronic form, (b) freely tradable and without restriction on resale, and (c) timely credited by Company to the specified Deposit/Withdrawal at Custodian (DWAC) account with DTC under its Fast Automated Securities Transfer (FAST) Program or any similar program hereafter adopted by DTC performing substantially the same function, in accordance with irrevocable instructions issued to and countersigned by the Transfer Agent, in the form attached hereto as Exhibit C, provided that if the Transfer Agent is not capable of issuing DWAC shares then clauses (a) and (c) above shall not apply.
     “Exchange Act” means the Securities Exchange Act of 1934, as amended.
     “Fundamental Transaction” means and shall be deemed to have occurred at such time upon any of the following events:
          (i) Other than the transaction described in Section 1 to the Disclosure Schedules, a consolidation, merger or other business combination or event or transaction following which the holders of Common Stock immediately preceding such consolidation, merger, combination or event either (a) no longer hold a majority of the shares of Common Stock or (b) no longer have the ability to elect a majority of the board of directors of the Company (a “Change in Control”);

          (ii) the sale or transfer of all or substantially all of the Company’s assets, other than in the ordinary course of business; or
          (iii) a purchase, tender or exchange offer made to the holders of the outstanding shares of Common Stock.
     “GAAP” means United States generally accepted accounting principles applied on a consistent basis during the periods involved.
     “Indebtedness” means (a) any liabilities for borrowed money or amounts owed in excess of $250,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $250,000 due under leases required to be capitalized in accordance with GAAP.
     “Issuance Date” means, with respect to any shares of Preferred Stock, the date that the Company issues such shares.
     “Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.
     “Material Adverse Effect” includes any material adverse effect on (i) the legality, validity or enforceability of any Transaction Document, (ii) the results of operations, assets, business, prospects or financial condition of the Company and the Subsidiaries, taken as a whole, or (iii) a the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document.
     “Material Agreement” includes any loan agreement, financing agreement, equity investment agreement or securities instrument to which Company is a party, any agreement or instrument to which Company and Investor or any Affiliate of Investor is a party, and any other material agreement listed, or required to be listed, on any of Company’s reports filed or required to be filed with the SEC, including without limitation Forms 10-K, 10-Q or 8-K.
     “Maximum Placement” means $10,000,000.00.
     “Maximum Tranche Amount” means, subject to any other applicable limitations set forth in this Agreement, the Maximum Placement less the amount of any previously noticed and funded Tranches.
     “Officer’s Closing Certificate” means a certificate in customary form reasonably acceptable to the Investor, executed by an authorized officer of the Company.
     “Opinion” means an opinion from Company’s independent legal counsel, in the form attached as Exhibit E or in such other form agreed upon by the parties, to be delivered in connection with the Commitment Closing and any Tranche Closing.

     “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.
     “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.
     “Preferred Shares” means shares of convertible Series A Preferred Stock of the Company provided for in the Certificate of Designations, to be issued to Investor pursuant to this Agreement.
     “Preferred Stock” means the Series A Preferred Stock of the Company provided for in the Certificate of Designations, to be issued to Investor pursuant to this Agreement.
     “Prospectus” includes each prospectus and prospectus supplement (within the meaning of the Act) related to the sale or offering of any Common Shares, including without limitation any prospectus or prospectus supplement contained within any Registration Statement.
     “Registration Statement” means a valid, current and effective registration statement registering for sale any Common Stock of the Company, and except where the context otherwise requires, means the registration statement, as amended, including (i) all documents filed as a part thereof or incorporated by reference therein, and (ii) any information contained or incorporated by reference in a prospectus filed with the SEC in connection with such registration statement, to the extent such information is deemed under the Act to be part of the registration statement.
     “Regulation D” means Regulation D promulgated under the Act.
     “Required Approval” means any approval of the Trading Market or the Company’s stockholders required to be obtained by Company prior to issuing the Securities pursuant to any applicable rules of the Trading Market.
     “Required Reserve Amount” has the meaning set forth in Section 5.14.
     “Required Tranche Documents” has the meaning set forth in Section 2.3(e).
     “Rule 144” means Rule 144 promulgated by the SEC pursuant to the Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect.
     “SEC” means the United States Securities and Exchange Commission.
     “SEC Reports” includes all reports required to be filed by the Company under the Act and/or the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the Effective Date (or such shorter period as the Company was required by law to file such material).
     “Securities” includes the Common Shares and the Preferred Shares issuable pursuant to this Agreement.

     “Subsidiary” means any Person the Company owns or controls, or in which the Company, directly or indirectly, owns a majority of the capital stock or similar interest that would be disclosable pursuant to Regulation S-K, Item 601(b)(21).
     “Termination Date” means the earlier of (i) the date that is two years after the Effective Date, or (ii) the Tranche Closing Date on which the sum of the aggregate Tranche Purchase Price for all Tranche Shares equals the Maximum Placement.
     “Termination Notice” has the meaning as set forth in Section 3.2.
     “Trading Day” means any day on which the Common Stock is traded on the Trading Market; provided that it shall not include any day on which the Common Stock is (a) scheduled to trade for less than 5 hours, or (b) suspended from trading.
     “Trading Market” means the OTC Bulletin Board, the NASDAQ Capital Market, the NASDAQ Global Market, the NASDAQ Global Select Market, the NYSE Amex, or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock, but does not include the Pink Sheets inter-dealer electronic quotation and trading system.
     “Tranche” has the meaning set forth in Section 2.3.
     “Tranche Amount” means the amount of any individual purchase of Preferred Shares under this Agreement, as specified by the Company, and shall not exceed the Maximum Tranche Amount.
     “Tranche Closing” has the meaning set forth in Section 2.3(e).
     “Tranche Closing Date” has the meaning set forth in Section 2.3(e).
     “Tranche Notice” has the meaning set forth in Section 2.3(b).
     “Tranche Notice Date” has the meaning set forth in Section 2.3(b).
     “Tranche Purchase Price” has the meaning set forth in Section 2.3(b), and shall be specified in writing by the Company.
     “Tranche Share Price” means $10,000.00 per Preferred Share. The Company may not issue fractional Preferred Shares.
     “Tranche Shares” means the Preferred Shares that are purchased by Investor pursuant to a Tranche. For the Maximum Placement, the Company shall issue 1,000 Preferred Shares to Investor.
     “Transaction Documents” include this Agreement and the Exhibits hereto and thereto.
     “Transfer Agent” means Registrar and Transfer Company, or any successor transfer agent for the Common Stock.

ARTICLE 2
PURCHASE AND SALE
     2.1 Agreement to Purchase. Subject to the terms and conditions herein and the satisfaction of the conditions to closing set forth in this ARTICLE 2:
          (a) Investor hereby agrees to purchase such amounts of Preferred Shares as the Company may, in its sole and absolute discretion, from time to time elect to issue and sell to Investor according to one or more Tranches pursuant to Section 2.3 below; and
          (b) The Company agrees to issue the Commitment Fee and the Conversion Shares to Investor as provided herein.
     2.2 Investment Commitment.
          (a) Investment Commitment. The closing of this Agreement (the “Commitment Closing”) shall be deemed to occur when this Agreement has been duly executed by both Investor and the Company, and the other Conditions to the Commitment Closing set forth in Section 2.2(b) have been met.
          (b) Conditions to Investment Commitment. As a condition precedent to the Commitment Closing, all of the following (the “Conditions to Commitment Closing”) shall have been satisfied prior to or concurrently with the Company’s execution and delivery of this Agreement:
               (i) the following documents shall have been delivered to Investor: (A) this Agreement, executed by the Company; (B) a Secretary’s Certificate as to (x) the resolutions of the Company’s board of directors authorizing this Agreement and the Transaction Documents, and the transactions contemplated hereby and thereby, (y) a copy of the Company’s current Certificate of Incorporation, and (z) a copy of the Company’s current Bylaws; (C) the Certificate of Designations executed by the Company and accepted by the Secretary of State of Delaware; (D) the Opinion; and (E) a copy of the press release announcing the transactions contemplated by this Agreement and Current Report on Form 8-K describing the transaction contemplated by this Agreement and attaching a complete copy of the Transaction Documents;
               (ii) other than for losses incurred in the ordinary course of business, there have been no material adverse changes in the Company’s business prospects or financial condition since the date of the last SEC Report filed by the Company, including but not limited to incurring material liabilities;
               (iii) the representations and warranties of the Company in this Agreement shall be true and correct in all material respects and the Company shall have delivered an Officer’s Closing Certificate to such effect to Investor, signed by an officer of the Company;

               (iv) Investor shall have entered into Stock Loan Agreements with lending stockholders of the Company who are parties thereto (each, a “Lending Stockholder,” and, collectively, the “Lending Stockholders”) in the form attached hereto as Exhibit G (each, a “Stock Loan Agreement”), and received the Borrowed Shares (as defined in the Stock Loan Agreement) pursuant thereto;
               (v) the Company shall have delivered the Commitment Fee to Investor; and
               (vi) any Required Approval has been obtained.
          (c) Investor’s Obligation to Purchase. Subject to the prior satisfaction of all conditions set forth in this Agreement, following the Investor’s receipt of a validly delivered Tranche Notice, the Investor shall be required to purchase from the Company a number of Tranche Shares equal to the permitted Tranche Share Amount, in the manner described below.
     2.3 Tranches to Investor.
          (a) Procedure to Elect a Tranche. Subject to the Maximum Tranche Amount, the Maximum Placement and the other conditions and limitations set forth in this Agreement, at any time beginning on the Effective Date, the Company may, in its sole and absolute discretion, elect to exercise one or more individual purchases of Preferred Shares under this Agreement (each a “Tranche”) according to the following procedure.
          (b) Delivery of Tranche Notice. The Company shall deliver an irrevocable written notice (the “Tranche Notice”), the form of which is attached hereto as Exhibit F, to Investor stating that the Company shall exercise a Tranche and stating the number of Preferred Shares which the Company will sell to Investor at the Tranche Share Price, and the aggregate purchase price for such Tranche (the “Tranche Purchase Price”). A Tranche Notice must be delivered by the Company to Investor by 9:30 a.m. Eastern time on any Trading Day via facsimile or electronic mail, with confirming copy by overnight carrier, and shall be deemed delivered on the next Trading Day (the “Tranche Notice Date”). Except for the first Tranche Closing, the Company may not give a Tranche Notice unless the Tranche Closing for the prior Tranche has occurred.
          (c) Conditions Precedent to Right to Deliver a Tranche Notice. The right of the Company to deliver a Tranche Notice is subject to the satisfaction (or written waiver by Investor in its sole discretion), on the date of delivery of such Tranche Notice, of each of the following conditions:
               (i) the Common Stock shall be listed for and currently trading on the Trading Market and, to the Company’s knowledge, there is no notice of any suspension or delisting with respect the trading of the shares of Common Stock on such market or exchange;
               (ii) the representations and warranties of the Company set forth in this Agreement are true and correct in all material respects as if made on such date (provided, however, that any information disclosed by the Company in any filing with the SEC after the Effective Date but prior to the date of the Tranche Notice shall be deemed to update the

Disclosure Schedules and modify such representations and warranties), and no default shall have occurred under this Agreement, or any other agreement with Investor, any Affiliate of Investor, or any other Material Agreement, and the Company shall deliver an Officer’s Closing Certificate to such effect to Investor, signed by an officer of the Company;
               (iii) other than for losses incurred in the ordinary course of business or disclosed in the Company’s SEC Reports, there have been no material adverse changes in the Company’s business prospects or financial condition since the Commitment Closing, including but not limited to incurring material liabilities;
               (iv) the Company is not, and will not be as a result of the applicable Tranche, in default of any Material Agreement;
               (v) except for possible restrictions on resale under applicable securities laws, there is not then in effect any law, rule or regulation prohibiting or restricting the transactions contemplated by any of the Transaction Documents, or requiring any consent or approval which shall not have been obtained, nor is there any pending or threatened proceeding or investigation which may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement; no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or adopted by any court or governmental authority of competent jurisdiction that prohibits the transactions contemplated by this Agreement, and no actions, suits or proceedings shall be in progress, pending or, to the Company’s knowledge threatened, by any person (other than Investor or any Affiliate of Investor), that seek to enjoin or prohibit the transactions contemplated by this Agreement;
               (vi) all Conversion Shares shall have been timely delivered pursuant to any Conversion Notice properly delivered to or by the Company prior to the applicable Tranche Closing Date;
               (vii) all previously-issued and issuable Conversion Shares delivered to Investor are DWAC Shares, are DTC eligible, and can be immediately converted into electronic form without restriction on resale, provided that the foregoing condition shall apply only after the six-month anniversary of issuance of the Preferred Shares that were converted into such Conversion Shares;
               (viii) other than as disclosed in the Company’s SEC Reports, Company is in compliance with all requirements in order to maintain listing on its then current Trading Market;
               (ix) Company has a sufficient number of duly authorized shares of Common Stock reserved for issuance in such amount as may be required to fulfill its obligations pursuant to the Transaction Documents and any outstanding agreements with Investor and any Affiliate of Investor, including without limitation all Conversion Shares issuable upon conversion of the Preferred Shares issued in connection with such Tranche;

               (x) the aggregate number of Conversion Shares issuable upon conversion of the Preferred Shares issued at that Tranche Notice Date, aggregated with all other shares of Common Stock deemed beneficially owned by the Investor and its Affiliates, would not result in the Investor owning more than 9.99% of all Common Stock outstanding on the Tranche Notice Date, as determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder;
               (xi) Investor shall have received the Commitment Fee other than for the initial Tranche Notice Date; and
               (xii) pursuant to the terms of the Stock Loan Agreements, Investor shall have received Borrowed Shares equal to at least 135% of the Tranche Purchase Price and such Borrowed Shares are DWAC Shares, are DTC eligible, and can be immediately converted into electronic form without restriction on resale.
          (d) Documents to be Delivered at Tranche Closing. The Closing of any Tranche and Investor’s obligations hereunder shall additionally be conditioned upon the delivery to Investor of each of the following (the “Required Tranche Documents”) on or before the applicable Tranche Closing Date:
               (i) a number of Preferred Shares equal to the Tranche Purchase Price divided by the Tranche Share Price shall have been delivered to Investor or an account specified by Investor for the Tranche Shares;
               (ii) the following executed documents: Opinion and Officer’s Certificate;
               (iii) a “Use of Proceeds” certificate in the form attached hereto as Exhibit D, signed by an officer of the Company, and setting forth how the Tranche Purchase Price will be applied by the Company;
               (iv) all Conversion Shares shall have been timely delivered pursuant to any Conversion Notice properly delivered to or by the Company prior to the applicable Tranche Closing Date;
               (v) all documents, instruments and other writings required to be delivered by the Company to Investor on or before the Tranche Closing Date pursuant to any provision of this Agreement or in order to implement and effect the transactions contemplated herein; and
               (vi) payment of a $5,000.00 non-refundable administrative fee to Investor’s counsel, by offset against the Tranche Amount, or wire transfer of immediately available funds.
          (e) Mechanics of Tranche Closing. Each of the Company and Investor shall deliver all documents, instruments and writings required to be delivered by either of them pursuant to Section 2.3(d) of this Agreement at or prior to each Tranche Closing. Subject to such delivery and the satisfaction of the conditions set forth in Section 2.3(c) as of the Tranche Closing Date, the closing of the purchase by Investor of Preferred Shares shall occur by 5:00 p.m. Eastern time, on the date which is 10 Trading Days following the Tranche Notice Date

(each a “Tranche Closing Date”) at the offices of Investor; provided, however, that if any Conversion Shares are not credited to Investor’s account on the same Trading Day that the Company receives the applicable conversion delivery documents from Investor, then the Tranche Closing Date shall be extended one Trading Day for each Trading Day that such delivery is not made. On or before each Tranche Closing Date, Investor shall deliver to the Company, in cash or immediately available funds, the Tranche Purchase Price to be paid for such Tranche Shares. The closing (each a “Tranche Closing”) for each Tranche shall occur on the date that both (i) the Company has delivered to Investor all Required Tranche Documents, and (ii) Investor has delivered to the Company the Tranche Purchase Price.
          (f) Limitation on Obligations to Purchase and Sell. Notwithstanding anything herein to the contrary, in the event the Closing Bid Price of the Common Stock during any one or more of the 9 Trading Days following the Tranche Notice Date falls below 75.0% of the Closing Bid Price on the day prior to the Tranche Notice Date, and the Investor elects not to proceed with the Tranche Closing, then the Company may, at its option, and without penalty, either (i) decline to issue any of the applicable Tranche Shares on the Tranche Closing Date, or (ii) proceed to issue some or all of the applicable Tranche Shares on the Tranche Closing Date, provided that the Conversion Price (as defined in the Certificate of Designations) for the Preferred Shares that are issued shall reset at the lowest Closing Bid Price for such 9 Trading Day period.
     2.4 Maximum Placement. Investor shall not be obligated to purchase any additional Tranche Shares once the aggregate Tranche Purchase Price paid by Investor equals the Maximum Placement.
ARTICLE 3
TERMINATION
     3.1 Automatic Termination. The Investor may elect to terminate this Agreement and the Company’s right to initiate subsequent Tranches to Investor under this Agreement (each, an “Automatic Termination”) upon the occurrence of any of the following:
          (a) if, at any time, either the Company or any director or executive officer of the Company has engaged in a transaction or conduct related to the Company that has resulted in (i) a SEC enforcement action, or (ii) a civil judgment or criminal conviction for fraud or misrepresentation, or for any other offense that, if prosecuted criminally, would constitute a felony under applicable law;
          (b) on any date after a Delisting Event that lasts for an aggregate of 20 Trading Days during any calendar year;
          (c) if at any time the Company has filed for and/or is subject to any bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors instituted by or against the Company or any Subsidiary of the Company;
          (d) the Company is in breach or default of any Material Agreement, which breach or default could have a Material Adverse Effect;

          (e) the Company is in breach or default of this Agreement, any Transaction Document, or any agreement with Investor or any Affiliate of Investor following any applicable notice and opportunity to cure;
          (f) upon the occurrence of a Fundamental Transaction;
          (g) so long as any Preferred Shares are outstanding, the Company effects or publicly announces its intention to create a security senior to the Preferred Stock, or substantially altering the capital structure of the Company in a manner that materially adversely affects the rights or preferences of the Preferred Stock; and
          (h) on the Termination Date.
     3.2 Company Termination. The Company may at any time in its sole discretion terminate (a “Company Termination”) this Agreement and its right to initiate future Tranches by providing 30 days advanced written notice (“Termination Notice”) to Investor.
     3.3 Effect of Termination. Subject to Section 2.3(f), the termination of this Agreement will have no effect on any Common Shares, Preferred Shares, Conversion Shares or DWAC Shares previously issued, delivered or credited, or on any rights of any holder thereof. Notwithstanding any other provision of this Agreement, the Commitment Fee is payable despite any termination of this Agreement and all fees paid to Investor or its counsel are non-refundable.
ARTICLE 4
REPRESENTATIONS AND WARRANTIES
     4.1 Representations, Warranties and Covenants of Company.Except as set forth (x) under the corresponding section of the Disclosure Schedules, and (y) in the Company’s SEC Reports, which shall be deemed a part hereof, the Company hereby represents and warrants to, and as applicable covenants with, Investor as of each Closing; provided, however, that the foregoing clause (y) shall not apply to any of Sections 4.1(b)-(g), 4.1(z), 4.1(cc) or 4.1(ii)-(ll) below, each of which are qualified only to the extent set forth therein or in a corresponding section of the Disclosure Schedules:
          (a) Subsidiaries. All of the direct and indirect subsidiaries of the Company are set forth on Section 4.1(a) to the Disclosure Schedules. The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary, and all of such directly or indirectly owned capital stock or other equity interests are owned free and clear of any Liens. All the issued and outstanding shares of capital stock of each Subsidiary are duly authorized, validly issued, fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.
          (b) Organization and Qualification. Each of the Company and each Subsidiary is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, as applicable, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in material violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and each Subsidiary is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in a Material Adverse Effect and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.
          (c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder or thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby or thereby have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company other than the filing of the Certificate of Designations. Each of the Transaction Documents has been, or upon delivery will be, duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally and general principles of equity. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, by-laws or other organizational or charter documents.
          (d) No Conflicts. Except as set forth in Section 4.1(d) of the Disclosure Schedules, the execution, delivery and performance of the Transaction Documents by the Company, the issuance and sale of the Securities and the consummation by the Company of the other transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any material Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other material understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any material property or asset of the Company or a Subsidiary is bound or affected, or (iv) conflict with or violate the terms of any Material Agreement by which the Company or any Subsidiary is bound or to which any property or asset of the Company or any Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect, or (v) violate in any material respect any state or federal law, rule, regulation or ordinance or any judgment, order or decree of any state or federal court or governmental or administrative authority to which any Lending Stockholder is subject, including without limitation Section 5 of the Securities Act of 1933, as amended, and other federal and state securities laws and regulations.

          (e) Filings, Consents and Approvals. Except as set forth in Section 4.1(e) of the Disclosure Schedules, neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than the filing of the Certificate of Designations and required federal and state securities filings, each of which has been, or (if not yet required to be filed) shall be, timely filed.
          (f) Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens. The Company has reserved, and will reserve at all times until the later of (i) the Termination Date, or (ii) the date that no shares of Preferred Stock remain outstanding, from its duly authorized capital stock, a number of shares of Common Stock and Preferred Stock for issuance of the Securities at least equal to the number of Securities which could be issued pursuant to the terms of the Transaction Documents based on the then-anticipated Conversion Price (as defined in the Certificate of Designations) of the Preferred Shares.
          (g) Capitalization. The capitalization of the Company is as described on Section 4.1(g) to the Disclosure Schedules. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except (i) as a result of the purchase and sale of the Securities, (ii) as described in the Company’s SEC Reports, or (iii) as set forth on Section 4.1(g) to the Disclosure Schedules, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or securities convertible into or exercisable for shares of Common Stock. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than Investor) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange, or reset price under such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the shares of the Securities. Except as set forth on Section 4.1(g) to the Disclosure Schedules, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

          (h) SEC Reports; Financial Statements. The Company has filed all required SEC Reports for the two years preceding the Effective Date (or such shorter period as the Company was required by law to file such SEC Reports) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.
          (i) Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had a Material Adverse Effect, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice, and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company equity incentive plans. The Company does not have pending before the SEC any request for confidential treatment of information.
          (j) Litigation. Except as set forth in Section 4.1(j) of the Disclosure Schedules, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”), which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities, or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor to the knowledge of the Company any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company or any current or former director or officer of the Company. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Act.

          (k) Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect.
          (l) Compliance. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other similar agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business except in each case as could not have a Material Adverse Effect.
          (m) Regulatory Permits. The Company and each Subsidiary possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.
          (n) Title to Assets. The Company and each Subsidiary have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and each Subsidiary and good and marketable title in all personal property owned by them that is material to the business of the Company and each Subsidiary, in each case free and clear of all Liens, except for Liens that do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and each Subsidiary and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and each Subsidiary are held by them under valid, subsisting and enforceable leases of which the Company and each Subsidiary are in compliance.
          (o) Patents and Trademarks. The Company and each Subsidiary have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights of the Company or each Subsidiary.

          (p) Insurance. The Company and each Subsidiary are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and each Subsidiary are engaged, including but not limited to directors and officers insurance coverage at least equal to the Maximum Placement. To the best of Company’s knowledge, such insurance contracts and policies are accurate and complete. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.
          (q) Transactions With Affiliates and Employees. Except as set forth in the SEC Reports or in Section 4.1(q) of the Disclosure Schedules, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $120,000 other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) for other employee benefits, including stock option agreements under any equity incentive plan of the Company.
          (r) Sarbanes-Oxley; Internal Accounting Controls. The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002, which are applicable to it as of the date of the Commitment Closing. The Company and each Subsidiary maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s most recently filed periodic report under the Exchange Act, as the case may be, is being prepared. The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures as of the date prior to the filing date of the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company’s internal controls or, to the Company’s knowledge, in other factors that could materially affect the Company’s internal controls.

          (s) Certain Fees. Except for the payment of the Commitment Fee, no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. Investor shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 4.1(s) that may be due in connection with the transactions contemplated by this Agreement or the other Transaction Documents.
          (t) Private Placement. Assuming the accuracy of Investor representations and warranties set forth in Section 4.2, no registration under the Act is required for the offer and sale of the Securities by the Company to Investor as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of any Trading Market.
          (u) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.
          (v) Registration Rights. Except as set forth in the SEC Reports, no Person has any right to cause the Company to effect the registration under the Act of any securities of the Company.
          (w) Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12 of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the SEC is contemplating terminating such registration. Except as disclosed in the SEC Reports, the Company has not, in the 12 months preceding the Effective Date, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. Except as disclosed in the SEC Reports, the Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.
          (x) Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti takeover provision under the Company’s Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to Investor as a result of Investor and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation the Company’s issuance of the Securities and Investor’s ownership of the Securities.

          (y) Disclosure. Except with respect to the information that will be, and to the extent that it actually is timely publicly disclosed by the Company pursuant to Section 2.2(b)(i)(E), the Company confirms that, neither the Company nor any other Person acting on its behalf has provided Investor or its agents or counsel with any information that constitutes or might constitute material, non-public information, including without limitation this Agreement and the Exhibits and Schedules hereto. The Company understands and confirms that Investor will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. All disclosure provided to Investor regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, furnished by or on behalf of the Company with respect to the representations and warranties made herein are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.
          (z) No Integrated Offering. Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Act or which could violate any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the Trading Market.
          (aa) Financial Condition. Based on the financial condition of the Company as of the date of the Commitment Closing: (i) the fair saleable market value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances, which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the date of the Commitment Closing. The SEC Reports set forth, as of the respective dates thereof, all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. Neither the Company nor any Subsidiary is in material default with respect to any Indebtedness.
          (bb) Tax Status. The Company and each of its Subsidiaries has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, statue or local tax. None of the Company’s tax returns is presently being audited by any taxing authority.
          (cc) No General Solicitation or Advertising. Neither the Company nor, to the knowledge of the Company, any of its directors or officers (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to the sale of the Securities, or (ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Securities under the Act or made any “directed selling efforts” as defined in Rule 902 of Regulation S.
          (dd) Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any corrupt funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.
          (ee) Acknowledgment Regarding Investor’s Purchase of Securities. The Company acknowledges and agrees that Investor is acting solely in the capacity of arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that Investor is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any statement made by Investor or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to Investor’s purchase of the Securities. The Company further represents to Investor that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.
          (ff) Accountants. The Company’s accountants are set forth in the SEC Reports. To the Company’s knowledge, such accountants are an independent registered public accounting firm as required by the Act.
          (gg) No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the accountants and lawyers formerly or presently employed by the Company, and the Company is current with respect to any fees owed to its accountants and lawyers.

          (hh) Registration Statements and Prospectuses.
               (i) The resale of the Borrowed Shares has been registered with the SEC pursuant to a valid and effective Registration Statement (File No. 333-157696) (the “Borrowed Shares Registration Statement”), are freely tradable, and may be resold by Investor without restriction. The Company shall keep effective the Borrowed Shares Registration Statement.
               (ii) Each Registration Statement (including, without limitation, the Prospectus for the Borrowed Shares), and each Prospectus (including, without limitation, the Prospectus for the Borrowed Shares) complied, in all material respects, with the requirements of the Act. Each such Registration Statement and Prospectus, as of its respective effective time, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.
               (iii) At no time during the period that begins on the date that any Prospectus (including, without limitation, the Prospectus for the Borrowed Shares) was filed with the SEC and ends at the time any such Prospectus is no longer required by the Act to be delivered in connection with any sale of the Common Shares (including, without limitation, the Prospectus for the Borrowed Shares) did or will such Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at no time during such period will such Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
               (iv) Each Registration Statement (including, without limitation, the Prospectus for the Borrowed Shares) met, and will comply with, the requirements of Rule 415 under the Act.
               (v) The Company has not, directly or indirectly, used or referred to any “free writing prospectus” (as defined in Rule 405 under the Act) except in compliance with Rules 164 and 433 under the Act.
               (vi) The Company is not an “ineligible issuer” (as defined in Rule 405 under the Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Act with respect to the offering of the Common Shares contemplated by any Registration Statement, without taking into account any determination by the SEC pursuant to Rule 405 under the Act that it is not necessary under the circumstances that the Company be considered an “ineligible issuer.”
          (ii) Stock Loan Agreements. No Lending Stockholder or any Affiliate of any Lending Stockholder has been, or will be, compensated by the Company, or to the Company’s knowledge any Person, in any manner, directly or indirectly, for entering into a Stock Loan Agreement except as expressly set forth therein. The execution, delivery and performance of the Stock Loan Agreements, the consummation the transactions contemplated by the Stock Loan

Agreements, the borrowing and receipt of the Borrowed Shares, and any subsequent sale of any Borrowed Shares as permitted by the Stock Loan Agreements do not and will not conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company, or to the Company’s knowledge any Lending Stockholder or other Person, is subject, including without limitation Section 5 of the Act and other federal and state securities laws and regulations.
          (jj) Securities Laws Compliance. No representation or warranty or other statement made by Company, or to Company’s knowledge the Lending Stockholders, in the Transaction Documents contains any untrue statement or omits to state a material fact necessary to make any of them, in light of the circumstances in which it was made, not misleading. The Company is not aware of any facts or circumstances that would cause the transactions contemplated by the Transaction Documents, when consummated, to violate Section 5 of the Act or other federal or state securities laws or regulations.
          (kk) Form S-3 Compliance. The aggregate amount of Borrowed Shares under any and all Stock Loan Agreements, together with all other shares sold by or on behalf of the Company pursuant to General Instruction I.B.6. to Form S-3, shall not exceed one-third of the aggregate market value of the voting and non-voting common equity held by non-affiliates of the Company in any 12 month period in order to ensure compliance with Form S-3 under the Securities Act.
          (ll) Disclosure. No information contained in the Disclosure Schedules constitutes material non-public information. There is no adverse material information regarding the Company that has not been publicly disclosed prior to the Effective Date. There has been no event that has caused, or is likely to cause, a Material Adverse Effect.
     4.2 Representations and Warranties of Investor. Investor hereby represents and warrants as of the Effective Date as follows:
          (a) Organization; Authority. Investor is an entity validly existing and in good standing under the laws of the jurisdiction of its organization with full right, company power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by Investor of the transactions contemplated by this Agreement have been duly authorized by all necessary company or similar action on the part of Investor. Each Transaction Document to which it is a party has been (or will be) duly executed by Investor, and when delivered by Investor in accordance with the terms hereof, will constitute the valid and legally binding obligation of Investor, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.
          (b) Investor Status. At the time Investor was offered the Securities, it was, and at the Effective Date it is, an “accredited investor” as defined in Rule 501(a) under the Act.

          (c) Experience of Investor. Investor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Investor is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.
          (d) General Solicitation. Investor is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.
          (e) Acquisition for Investment Purposes. Investor is acquiring its interest in the Securities for its own account, and not as a nominee for any Person other than Investor and its Affiliates. Investor is not acquiring the Preferred Shares with a view to or for sale or transfer in connection with any distribution of the Preferred Shares except pursuant to transactions registered under the Act or exempt from such registration; provided, however, that the disposition of its property shall at all times be within its control.
          (f) Use of Borrowed Shares. Investor will not sell, short sell, or short sell against the box the Borrowed Shares until after the time the Company is required to disclose the terms of the transactions contemplated hereby pursuant to Section 5.4 hereof.
          (g) Ownership of Company Securities. Other than the Securities to be issued in connection with the transactions contemplated hereby, neither Investor nor its Affiliates own any shares of the Company’s Common Stock.
     The Company acknowledges and agrees that Investor does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 4.2.
ARTICLE 5
OTHER AGREEMENTS OF THE PARTIES
     5.1 Transfer Restrictions.
          (a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than (i) pursuant to an effective Registration Statement or Rule 144, (ii) to the Company, (iii) to an Affiliate of Investor, or (iv) in connection with a pledge as contemplated in Section 5.1(b), the Company may require the transferor thereof to provide to the Company an opinion of Luce Forward Hamilton & Scripps LLP (“Luce Forward”), or other counsel selected by the transferor and reasonably acceptable to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Act.
          (b) Investor agrees to the imprinting, so long as is required by this Section 5.1, of the following legend, or substantially similar legend, on any certificate evidencing Securities:

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.
     The Company agrees to cause such legend to be removed immediately upon effectiveness of a Registration Statement, if any, subject to receipt of undertakings in reasonable and customarily acceptable form regarding Investor’s compliance, in connection with any sale of the Securities, with (i) the manner of sale provisions set forth in the Prospectus and (ii) the prospectus delivery requirements of the Securities Act, or when any Common Shares are eligible for sale under Rule 144, or when any Common Shares are eligible for sale under Rule 144. Company further acknowledges and agrees that Investor may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Act and who agrees to be bound by the provisions of this Agreement and, if required under the terms of such arrangement, Investor may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At Investor’s reasonable expense, the Company will execute and deliver such documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities.
     5.2 Furnishing of Information. As long as Investor owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the Effective Date pursuant to the Exchange Act. Upon the request of Investor, the Company shall deliver to Investor a written certification of a duly authorized officer as to whether it has complied with the preceding sentence. As long as Investor owns Securities, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to Investor and make publicly available in accordance with Rule 144(c) such information as is required for Investor to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell such Securities without registration under the Act within the limitation of the exemptions provided by Rule 144.

     5.3 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Act of the sale of the Securities to Investor or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.
     5.4 Securities Laws Disclosure; Publicity. The Company shall, before giving any Tranche Notice, timely file a Current Report on Form 8-K and issue a press release, in each case reasonably acceptable to Investor, disclosing the material terms of the transactions contemplated hereby. The Company and Investor shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby, and neither the Company nor Investor shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, with respect to any such press release of Investor, or without the prior consent of Investor, with respect to any such press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law or Trading Market regulations, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of Investor, or include the name of Investor in any filing with the SEC or any regulatory agency or Trading Market, without the prior written consent of Investor, except (i) as required by federal securities law in connection with any registration statement under which the Common Shares are registered, and (ii) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide Investor with prior notice of such disclosure permitted under subclause (i) or (ii).
     5.5 Shareholders Rights Plan. No claim will be made or enforced by the Company or, to the knowledge of the Company, any other Person that Investor is an “Acquiring Person” under any shareholders rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that Investor could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and Investor. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act of 1940, as amended.
     5.6 Non-Public Information. The Company represents and warrants that neither it nor any Person acting on its behalf has, and covenants and agrees that neither it nor any other Person acting on its behalf will, provide Investor or its agents or counsel with any information that the Company believes or reasonably should believe constitutes material non-public information, unless prior thereto Investor shall have executed a written agreement regarding the confidentiality and use of such information. On and after the Effective Date, neither Investor nor any Affiliate Investor shall have any duty of trust or confidence that is owed directly, indirectly, or derivatively, to the Company or the shareholders of the Company, or to any other Person who is the source of material non-public information regarding the Company. The Company understands and confirms that Investor shall be relying on the foregoing representations in effecting transactions in securities of the Company.

     5.7 Reimbursement. If Investor becomes involved in any capacity in any proceeding by or against any Person who is a stockholder of the Company (except as a result of sales, pledges, margin sales and similar transactions by Investor to or with any current stockholder), solely as a result of Investor’s acquisition of the Securities under this Agreement, the Company will reimburse Investor for its reasonable legal and other expenses (including the cost of any investigation preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred, or will assume the defense of Investor in such matter. The reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliates of Investor who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of Investor and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, Investor and any such Affiliate and any such Person. The Company also agrees that neither Investor nor any such Affiliates, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company solely as a result of acquiring the Securities under this Agreement.
     5.8 Indemnification of Investor. (a) Subject to the provisions of this section, the Company will indemnify and hold Investor, its Affiliates and attorneys, and each of their directors, officers, shareholders, partners, employees, agents, and any person who controls Investor within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (collectively, the “Investor Parties” and each an “Investor Party”), harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation (collectively, “Losses”) that any Investor Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents, (b) any action instituted against any Investor Party, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of an Investor Party, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of Investor’s representation, warranties or covenants under the Transaction Documents or any agreements or understandings Investor may have with any such stockholder or any violations by Investor of state or federal securities laws or any conduct by Investor which constitutes fraud, gross negligence, willful misconduct or malfeasance), (c) any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement (or in a Registration Statement as amended by any post-effective amendment thereof by the Company) or arising out of or based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and/or (d) any untrue statement or alleged untrue statement of a material fact included in any Prospectus (or any amendments or supplements to any Prospectus ), in any free writing prospectus, in any “issuer information” (as defined in Rule 433 under the Act) of the Company, or in any Prospectus together with any combination of one or more of the free writing prospectuses, if any, or arising out of or based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that Company shall not be obligated to indemnify any Investor Party for any Losses finally adjudicated to be caused solely by a false statement of material fact contained within written information provided by such Investor Party expressly for the purpose of including it in the applicable Registration Statement.
          (b) If any action shall be brought against an Investor Party in respect of which indemnity may be sought pursuant to this Agreement, such Investor Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing. The Investor Parties shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Investor Parties except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict with respect to the dispute in question on any material issue between the position of the Company and the position of the Investor Parties such that it would be inappropriate for one counsel to represent the Company and the Investor Parties. The Company will not be liable to the Investor Parties under this Agreement (i) for any settlement by an Investor Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is either attributable to Investor’s breach of any of the representations, warranties, covenants or agreements made by Investor in this Agreement or in the other Transaction Documents.
     5.9 Reservation of Securities. The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations in full under the Transaction Documents.
     5.10 Prospectus Availability and Changes. (a) The Company will make available to Investor upon request, and thereafter from time to time will furnish Investor, as many copies of any Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the applicable Registration Statement) as Investor may request for the purposes contemplated by the Act; and in case Investor is required to deliver a prospectus after the nine-month period referred to in Section 10(a)(3) of the Act in connection with the sale of the Common Shares, or after the time a post-effective amendment to the applicable Registration Statement is required pursuant to Item 512(a) of Regulation S-K under the Act, the Company will prepare, at its expense, promptly upon request such amendment or amendments to the Registration Statement and the Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act or Item 512(a) of Regulation S-K under the Act, as the case may be.
          (b) The Company will advise Investor promptly of the happening of any event within the time during which a Prospectus is required to be delivered under the Act which could require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, and to advise Investor promptly if, during such period, it shall become necessary to amend or supplement any Prospectus to cause such Prospectus to comply with the requirements of the Act, and in each case, during such time, to prepare and furnish, at the Company’s expense, to Investor promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change or to effect such compliance.
     5.11 Required Approval. No transactions contemplated under this Agreement or the Transaction Documents shall be consummated for an amount that would require approval by any Trading Market or Company stockholders under any approval provisions, rules or regulations of any Trading Market applicable to the Company, unless and until such approval is obtained. Company shall use commercially reasonable efforts to obtain any required approval as soon as possible. Redemption of the Preferred Shares by the Company as set forth in Certificate of Designations, to the extent such Preferred Shares shall not have been converted into shares of Common Stock, shall be mandatory in the event that the Company does not receive stockholder approval for the transactions described in this Agreement on or before March 31, 2010.
     5.12 Activity Restrictions. For so long as Investor or any of its Affiliates holds any Preferred Shares or Conversion Shares, neither Investor nor any Affiliate will: (i) vote any shares of Common Stock owned or controlled by it, solicit any proxies, or seek to advise or influence any Person with respect to any voting securities of the Company; (ii) engage or participate in any actions, plans or proposals which relate to or would result in (a) acquiring additional securities of the Company, alone or together with any other Person, which would result in beneficially owning or controlling more than 9.99% of the total outstanding Common Stock or other voting securities of the Company, (b) an extraordinary corporate transaction, such as a merger, reorganization or liquidation, involving Company or any of its subsidiaries, (c) a sale or transfer of a material amount of assets of the Company or any of its subsidiaries, (d) any change in the present board of directors or management of the Company, including any plans or proposals to change the number or term of directors or to fill any existing vacancies on the board, (e) any material change in the present capitalization or dividend policy of the Company, (f) any other material change in the Company’s business or corporate structure, including but not limited to, if the Company is a registered closed-end investment company, any plans or proposals to make any changes in its investment policy for which a vote is required by Section 13 of the Investment Company Act of 1940, (g) changes in the Company’s charter, bylaws or instruments corresponding thereto or other actions which may impede the acquisition of control of the Company by any Person, (h) causing a class of securities of the Company to be delisted from a national securities exchange or to cease to be authorized to be quoted in an inter-dealer quotation system of a registered national securities association, (i) a class of equity securities of the Company becoming eligible for termination of registration pursuant to Section 12(g)(4) of the Act, or (j) any action, intention, plan or arrangement similar to any of those enumerated above; or (iii) request the Company or its directors, officers, employees, agents or representatives to amend or waive any provision of this Section 5.12.

     5.13 Non-Circumvention. The Company hereby covenants and agrees that it will not, by amendment of its certificate of incorporation, bylaws or similar organizational documents, or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement or the Preferred Shares, and will at all times in good faith carry out all the provisions of this Agreement and take all action as may be required to protect the rights of Investor. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon conversion of the Preferred Shares above the Conversion Price (as defined in the Certificate of Designations) then in effect, (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon conversion of the Preferred Shares, and (iii) shall, so long as any Preferred Shares are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Preferred Shares, 110% of the number of shares of Common Stock as shall from time to time be necessary to effect the conversion of all Preferred Shares then outstanding.
     5.14 Insufficient Authorized Shares. If at any time that any Preferred Shares remain outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock (an “Authorized Share Failure”) to satisfy its obligation to reserve for issuance upon conversion of the Preferred Shares at least a number of shares of Common Stock equal to 110% of the number of shares of Common Stock as shall from time to time be necessary to effect the conversion in full of any outstanding Preferred Shares (the “Required Reserve Amount”), then the Company shall immediately take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for the portion of Preferred Shares then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than 90 days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its best efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the stockholders that they approve such proposal.
ARTICLE 6
Intentionally Omitted.
ARTICLE 7
MISCELLANEOUS
     7.1 Fees and Expenses. Except for the $25,000.00 non-refundable document preparation fee previously paid by the Company to counsel for Investor, the receipt of which is hereby acknowledged, and the $5,000.00 non-refundable administrative fee payable to counsel for Investor at each Tranche Closing, or as may be otherwise provided in this Agreement, each party shall pay the fees and expenses of its own advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of the Transaction Documents. The Company acknowledges and agrees that Luce Forward solely represents Investor, and does not represent the Company or its interests in connection with the Transaction Documents or the transactions contemplated thereby. The Company shall pay all stamp and other taxes and duties levied in connection with the sale of the Securities, if any.

     7.2 Notices. (a) Unless a different time of day or method of delivery is set forth in the Transaction Documents, any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile or electronic mail prior to 5:30 p.m. Eastern time on a Trading Day and an electronic confirmation of delivery is received by the sender, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered later than 5:30 p.m. Eastern time or on a day that is not a Trading Day, (c) 3 Trading Days following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses for such notices and communications are those set forth following the signature page hereof, or such other address as may be designated in writing hereafter, in the same manner, by such Person.
          (b) The Company will give notice to Investor (i) as soon as practicable upon any adjustment of the Conversion Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment, and (ii) at least fifteen days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the shares of Common Stock, (B) with respect to any grants, issuances or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property to all holders of shares of Common Stock, or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to Investor.
     7.3 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and Investor or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.
     7.4 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof

     7.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of Investor, which consent will not be unreasonably withheld or delayed. Investor may assign any or all of its rights under this Agreement to any Affiliate or to any Person to whom Investor assigns or transfers any Securities; provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the Investor.
     7.6 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 5.8.
     7.7 Governing Law; Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the laws of the State of New York, without regard to the principles of conflicts of law that would require or permit the application of the laws of any other jurisdiction. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses reasonably incurred in connection with the investigation, preparation and prosecution of such action or proceeding.
     7.8 Survival. The representations, warranties and covenants contained herein shall survive the Closing and the delivery and exercise of the Securities, until all shares of Preferred Stock issued to Investor or any Affiliate have been converted or redeemed, whichever occurs first.

     7.9 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.
     7.10 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.
     7.11 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.
     7.12 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of Investor and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.
     7.13 Payment Set Aside. To the extent that the Company makes a payment or payments to Investor pursuant to any Transaction Document or Investor enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

     7.14 Liquidated Damages. The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.
     7.15 Time of the Essence. Time is of the essence with respect to all provisions of this Agreement that specify a time for performance.
     7.16 Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.
     7.17 Entire Agreement. This Agreement, together with the exhibits hereto, contains the entire agreement and understanding of the parties, and supersedes all prior and contemporaneous agreements, term sheets, letters, discussions, communications and understandings, both oral and written, which the parties acknowledge have been merged into this Agreement. No party, representative, attorney or agent has relied upon any collateral contract, agreement, assurance, promise, understanding or representation not expressly set forth hereinabove. The parties hereby expressly waive all rights and remedies, at law and in equity, directly or indirectly arising out of or relating to, or which may arise as a result of, any Person’s reliance on any such assurance.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.
VERICHIP CORPORATION

By:	/s/ William J. Caragol
Name:	William J. Caragol
Title:	Acting CFO

By:	/s/ Allison Tomek
Name:	Allison Tomek
Title:	Secretary
OPTIMUS TECHNOLOGY CAPITAL PARTNERS, LLC

By:	/s/ Terry Peizer
Name:	Terry Peizer
Title:	Managing Member

Addresses for Notice
To Company:
VeriChip Corporation
1690 South Congress Avenue, Suite 200
Delray Beach, FL 33445
Attn: William J. Caragol
Fax No.: 561.805.8001
Email: bcaragol@verichipcorp.com
with copies to:
Holland & Knight LLP
One East Broward Boulevard, Suite 1300
Fort Lauderdale, FL 33301
Attn: Tammy L. Knight, Esq.
Fax No.: 954.463.2030
Email: tammy.knight@hklaw.com
To Investor:
Optimus Technology Capital Partners, LLC
11150 Santa Monica Boulevard, Suite 1500
Los Angeles, CA 90025
Fax No.: (310) 444-5300
Email: info@optimuscg.com
with a copy to:
Luce Forward Hamilton & Scripps LLP
601 South Figueroa Street, Suite 3900
Los Angeles, CA 90017
Attention: John C. Kirkland, Esq.
Fax No.: (213) 452-8035
Email: jkirkland@luce.com

ACKNOWLEDGMENT
     The Company hereby acknowledges the foregoing Conversion Notice and hereby directs [__________________] to issue the above indicated number of shares of Common Stock as specified above, in accordance with the Transfer Agent Instructions dated September [___], 2009 from the Company, and acknowledged and agreed to by the transfer agent.

VERICHIP CORPORATION
By:
Name:
Title:

1

Exhibit B
Certificate of Designations

VERICHIP CORPORATION
CERTIFICATE OF DESIGNATIONS OF PREFERENCES,
RIGHTS AND LIMITATIONS
OF
SERIES A PREFERRED STOCK
The undersigned, Scott R. Silverman and William J. Caragol hereby certify that:
     1. They are the Chief Executive Officer and Acting Chief Financial Officer, respectively, of VeriChip Corporation, a Delaware corporation (the “Corporation”).
     2. The Corporation is authorized to issue 5,000,000 shares of preferred stock, none of which shares are issued and outstanding.
     3. The following resolutions were duly adopted by the Board of Directors:
     WHEREAS, the Certificate of Incorporation of the Corporation provides for a class of its authorized stock known as preferred stock, comprised of 5,000,000 shares, $0.001 par value per share (the “Preferred Stock”), issuable from time to time in one or more series;
     WHEREAS, the Board of Directors of the Corporation is authorized to fix the dividend rights, dividend rate, voting rights, conversion rights, rights and terms of redemption and liquidation preferences of any wholly unissued series of Preferred Stock and the number of shares constituting any Series A and the designation thereof, of any of them; and
     WHEREAS, it is the desire of the Board of Directors of the Corporation, pursuant to its authority as aforesaid, to fix the rights, preferences, restrictions and other matters relating to a series of Preferred Stock, which shall consist of up to 2,000 shares of the Preferred Stock which the Corporation has the authority to issue, as follows:
     NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby provide for the issuance of a series of Preferred Stock for cash or exchange of other securities, rights or property and does hereby fix and determine the rights, preferences, restrictions and other matters relating to such series of Preferred Stock as follows:
TERMS OF PREFERRED STOCK
     1. Designation, Amount and Par Value. The series of Preferred Stock shall be designated as the Corporation’s Series A Preferred Stock (the “Series A Preferred Stock”) and the number of shares so designated shall be 2,000, which shall not be subject to increase without any consent of the holders of the Series A Preferred Stock (each a “Holder” and collectively, the “Holders”) as required by applicable law. Each share of Series A Preferred Stock shall have a par value of $0.001 per share.
     2. Ranking and Voting. The Series A Preferred Stock shall, with respect to rights upon liquidation, winding-up or dissolution, rank:

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          a. senior to the Corporation’s common stock, par value $0.01 per share (“Common Stock”), and any other class or series of Preferred Stock of the Corporation (collectively, together with any warrants, rights, calls or options exercisable for or convertible into such Preferred Stock, the “Junior Shares”); and
          b. junior to all existing and future indebtedness of the Corporation.
     Except as required by applicable law, the holders of shares of Series A Preferred Stock will have no right to vote on any matters, questions or proceedings of this Corporation including, without limitation, the election of directors.
     3. Dividends and Other Distributions. Commencing on the first anniversary of the date of the issuance of any such shares of Series A Preferred Stock (each respectively an “Issuance Date”), Holders of Series A Preferred Stock shall be entitled to receive dividends on each outstanding share of Series A Preferred Stock (“Dividends”), which shall accrue in shares of Series A Preferred Stock at a rate equal to 10.0% per annum from the Issuance Date. Accrued Dividends shall be payable annually on the anniversary of the Issuance Date. No dividend shall be payable with respect to shares of Series A Preferred Stock that are redeemed for cash or converted into shares of Common Stock prior to the first anniversary of the Issuance Date with respect to such shares.
          a. Any calculation of the amount of such Dividends payable pursuant to the provisions of this Section 3 shall be made based on a 365-day year and on the number of days actually elapsed during the applicable calendar quarter, compounded annually.
          b. So long as any shares of Series A Preferred Stock are outstanding, no dividends or other distributions will be paid, declared or set apart with respect to any Junior Shares. The Common Stock shall not be redeemed while the Series A Preferred Stock is outstanding.
     4. Conversion.
          a. Mechanics of Conversion.
               (i) Subject to the terms and conditions hereof, one or more of the Series A Preferred Stock may be converted into shares of Common Stock, at any time or times on or after (but not before) the six-month anniversary of the issuance date of such Series A Preferred Stock, at the option of Holder or the Company, by (i) if at the option of Holder, delivery of a written notice to the Company, in the form attached hereto as Exhibit A-1 (the “Holder Conversion Notice”), of the Holder’s election to convert the Series A Preferred Stock, or (ii) if at the option of the Company, delivery of a written notice to Holder, in the form attached hereto as Exhibit A-2 (the “Company Conversion Notice” and, with the Holder Conversion Notice, each a “Conversion Notice”), of the Company’s election to convert the Series A Preferred Stock. On the same Trading Day on which the Company has received the Holder Conversion Notice or issued the Company Conversion Notice (as the case may be) by 10:30 a.m. Eastern time, or the following Trading Day if received after such time or on a non-Trading Day, the Company shall transmit by facsimile or electronic mail an acknowledgment of confirmation of receipt of the Holder Conversion Notice or issuance of the Company Conversion Notice to the Holder and the Company’s transfer agent (the “Transfer Agent”) and shall authorize the credit by the Transfer Agent of such aggregate number of Conversion Shares to which the Holder is entitled pursuant to such Conversion Notice to Holder’s or its designee’s balance account with The Depository Trust Company (DTC) Fast Automated Securities Transfer (FAST) Program, through its Deposit/Withdrawal at Custodian (DWAC) system, time being of the essence.

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               (ii) No fractional shares of Common Stock are to be issued upon conversion of Series A Preferred Stock, but rather the Company shall issue to Holder scrip or warrants in registered form (certificated or uncertificated) which shall entitle Holder to receive a full share upon the surrender of such scrip or warrants aggregating a full share.
               (iii) The Holder shall not be required to deliver the original certificates for the Series A Preferred Stock in order to effect a conversion hereunder.
               (iv) The Company shall pay any and all taxes which may be payable with respect to the issuance and delivery of Conversion Shares to Holder.
          b. Company Conversion. In the event of a conversion of any Series A Preferred Stock pursuant to a Company Conversion Notice, the Company shall issue to the Holder of such Series A Preferred Stock a number of Conversion Shares equal to (x) the Series A Liquidation Value multiplied by (y) the number of such Series A Preferred Stock subject to the Company Conversion Notice divided by (z) the Conversion Price with respect to such Series A Preferred Stock. If the Company exercises this conversion option with respect to any Series A Preferred Stock (other than Series A Preferred Stock issued as a dividend with respect to Series A Preferred Stock) prior to the fourth anniversary of the issuance of such shares, then in addition to the Conversion Shares to be issued in accordance with the preceding sentence, the Company shall pay to such Holder an additional number of Conversion Shares equal to the following with respect to such converted Series A Preferred Stock (other than Series A Preferred Stock issued as a dividend with respect to Series A Preferred Stock): (i) 35% of the Conversion Shares issuable in respect of such Series A Preferred Stock (other than Series A Preferred Stock issued as a dividend with respect to Series A Preferred Stock) if converted after the six-month anniversary of the Issuance Date but prior to the first anniversary of the Issuance Date, (ii) 27% of the Conversion Shares issuable in respect of such Series A Preferred Stock (other than Series A Preferred Stock issued as a dividend with respect to Series A Preferred Stock) if converted on or after the first anniversary but prior to the second anniversary of the Issuance Date, (iii) 18% of the Conversion Shares issuable in respect of such Series A Preferred Stock (other than Series A Preferred Stock issued as a dividend with respect to Series A Preferred Stock) if converted on or after the second anniversary but prior to the third anniversary of the Issuance Date, and (iv) 9% of the Conversion Shares issuable in respect of such Series A Preferred Stock (other than Series A Preferred Stock issued as a dividend with respect to Series A Preferred Stock) if converted on or after the third anniversary but prior to the fourth anniversary of the Issuance Date.
          c. Holder Conversion. In the event of a conversion of any Series A Preferred Stock pursuant to an Holder Conversion Notice, the Company shall issue to the Holder of such Series A Preferred Stock a number of Conversion Shares equal to (x) the Series A Liquidation Value multiplied by (y) the number of such Series A Preferred Stock subject to the Company Conversion Notice divided by (z) the Conversion Price with respect to such Series A Preferred Stock.

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          d. If the Company at any time on or after the date of issuance of any Preferred Stock subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Conversion Shares will be proportionately increased. If the Company at any time on or after such issuance date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased and the number of Conversion Shares will be proportionately decreased. Any adjustment under this Section 4.c shall become effective at the close of business on the date the subdivision or combination becomes effective.
          e. In addition to any adjustments pursuant to Section 4.c if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which Holder could have acquired if Holder had held the number of shares of Common Stock acquirable upon conversion of all Preferred Stock held by Holder immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.
          f. Definitions. For purposes of this Section 4, the following terms shall have the following meanings:
               (i) The “Conversion Price” means a price per share equal to the Closing Bid Price of a share of Common Stock on the Trading Day immediately preceding the date of the applicable Tranche Notice Date, subject to adjustment herein.
               (ii) “Conversion Shares” means the shares of Common Stock issuable upon conversion of Series A Preferred Stock.
               (iii) The “Closing Bid Price” means, for any security as of any date, the last closing bid price for such security on the Trading Market, as reported by Bloomberg, or, if the Trading Market begins to operate on an extended hours basis and does not designate the closing bid price, then the last bid price of such security prior to 4:00 p.m., Eastern time, as reported by Bloomberg, or, if the Trading Market is not the principal securities exchange or trading market for such security, the last closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Bid Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as mutually determined by the Company and the holder.

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               (iv) A “Trading Day” means any day on which the Common Stock is traded on the Trading Market; provided that it shall not include any day on which the Common Stock is (a) scheduled to trade for less than 5 hours, or (b) suspended from trading.
               (v) The “Trading Market” means the OTC Bulletin Board, the NASDAQ Capital Market, the NASDAQ Global Market, the NASDAQ Global Select Market, the NYSE Amex, or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock, but does not include the Pink Sheets inter-dealer electronic quotation and trading system.
               (vi) A “Tranche Notice Date” with respect to a Series A Preferred Share shall mean the Tranche Notice Date established for the issuance of such Series A Preferred Stock under the stock purchase agreement pursuant to which such Series A Preferred Share was issued to the Holder thereof.
          g. Failure to Timely Deliver Conversion Shares. If the Company shall fail (through no fault of Holder) to timely authorize the credit of the Holder’s balance account with DTC for such number of Conversion Shares to which the Holder is entitled pursuant to a Conversion Notice, then, in addition to all other remedies available to Holder, the Company shall, subject to the availability of lawful funds therefor, pay in cash to Holder on each day that the issuance of such Conversion Shares is not timely effected an amount equal to 1.5% of the product of (A) the sum of the number of Conversion Shares not issued to Holder on a timely basis and to which Holder is entitled and (B) the Closing Bid Price of the shares of Common Stock on the Trading Day immediately preceding the last possible date which the Company could have issued such Conversion Shares to Holder without violating any other restrictions on the issuance of Conversion Shares to the Holder, including the foregoing clause (h) below. In addition to the foregoing, if after the Company’s receipt of the applicable conversion delivery documents the Company shall fail (through no fault of Holder) to timely authorize the credit of the Holder’s balance account with DTC for the number of Conversion Shares to which the Holder is entitled upon the Holder’s exercise hereunder, and the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of Conversion Shares issuable upon such exercise that the Holder anticipated receiving from the Company, then the Company shall, within one Trading Day after the Holder’s request and in the Holder’s discretion, either (i) pay cash, subject to the availability of lawful funds therefor, to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to credit such Holder’s balance account with DTC for the number of Conversion Shares to which the Holder is entitled upon the Holder’s exercise hereunder and to issue such Conversion Shares shall terminate, or (ii) promptly honor its obligation to credit such Holder’s balance account with DTC for the number of Conversion Shares to which the Holder is entitled upon the Holder’s exercise hereunder and pay cash, subject to the availability of lawful funds therefor, to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock sold by Holder in satisfaction of its obligations, times (B) the Closing Bid Price on the date of exercise.

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          h. Conversion Limitation. Notwithstanding any other provision in this Agreement, at no time may the Company or Holder deliver a Conversion Notice if the number of Conversion Shares to be received pursuant to such Conversion Notice, aggregated with all other shares of Common Stock then beneficially (or deemed beneficially) owned by Holder, would result in Holder owning, on the date of delivery of the Conversion Notice, more than 9.99% of all Common Stock outstanding as determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. In addition, as of any date, the aggregate number of shares of Common Stock into which the Preferred Stock are convertible within 61 days, together with all other shares of Common Stock then beneficially (or deemed beneficially) owned (as determined pursuant to Rule 13d-3 under the Exchange Act) by Holder and its affiliates (as such term is defined in Rule 12b-2 under the Exchange Act), shall not exceed 9.99% of the total outstanding shares of Common Stock as of such date.
          i. Disputes. In the case of a dispute as to the determination of the Conversion Price or the arithmetic calculation of the number of Conversion Shares issued or issuable hereunder, the Company shall promptly issue to Holder the number of Conversion Shares that are not disputed and resolve such dispute as follows. The Company shall submit the disputed determinations or arithmetic calculations via facsimile or electronic mail within two (2) Trading Days of delivery of the Conversion Notice giving rise to such dispute, as the case may be, to Holder. If Holder and the Company are unable to agree upon such determination or calculation of the Conversion Price or the number of Conversion Shares within three (3) Trading Days of such disputed determination or arithmetic calculation being submitted to Holder, then the Company shall, within two (2) Trading Days, submit via facsimile or electronic mail (a) the disputed determination of the Conversion Price or arithmetic calculation to an independent, reputable investment bank or independent registered public accounting firm selected by Holder subject to the Company’s approval, which may not be unreasonably withheld or delayed, or (b) the disputed arithmetic calculation to the Company’s independent registered public accounting firm. The Company shall cause at its expense the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and Holder of the results no later than three (3) Trading Days from the time it receives the disputed determinations or calculations. Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.
     5. Liquidation.
          a. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of debts and other liabilities of the Corporation, before any distribution or payment shall be made to the holders of any Junior Shares by reason of their ownership thereof, the Holders of Series A Preferred Stock shall first be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders an amount with respect to each share of Series A Preferred Stock equal to $10,000.00 (the “Series A Liquidation Value”). If, upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the amounts payable with respect to the shares of Series A Preferred Stock are not paid in full, the holders of shares of Series A Preferred Stock shall share equally and ratably in any distribution of assets of the Corporation in proportion to the liquidation preference to which each such holder is entitled.

6

          b. After payment has been made to the Holders of the Series A Preferred Stock of the full amount of the Series A Liquidation Value, any remaining assets of the Corporation shall be distributed among the holders of the Junior Shares in accordance with the Corporation’s Certificates of Designations and Certificate of Incorporation.
          c. If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation shall be insufficient to make payment in full to all Holders, then such assets shall be distributed among the Holders at the time outstanding, ratably in proportion to the full amounts to which they would otherwise be respectively entitled.
     6. Redemption. The Company may redeem, for cash, any or all of the Series A Preferred Stock at any time at the redemption price per share equal to the Series A Liquidation Value, plus any accrued but unpaid dividends with respect to such shares of Series A Preferred Stock (the “Redemption Price”). If the Company exercises this redemption option with respect to any Series A Preferred Stock (other than shares of Series A Preferred Stock issued as a dividend with respect to shares of Series A Preferred Stock) prior to the fourth anniversary of the issuance of such shares, then in addition to the Redemption Price, the Company shall pay to holder a make-whole price per share equal to the following with respect to such redeemed shares (other than shares of Series A Preferred Stock issued as a dividend with respect to shares of Series A Preferred Stock): (i) 35% of the Series A Liquidation Value if redeemed prior to the first anniversary of the Issuance Date, (ii) 27% of the Series A Liquidation Value if redeemed on or after the first anniversary but prior to the second anniversary of the Issuance Date, (iii) 18% of the Series A Liquidation Value if redeemed on or after the second anniversary but prior to the third anniversary of the Issuance Date, and (iv) 9% of the Series A Liquidation Value if redeemed on or after the third anniversary but prior to the fourth anniversary of the Issuance Date.
     7. Transferability. The Series A Preferred Stock may only be sold, transferred, assigned, pledged or otherwise disposed of (“Transfer”) in accordance with state and federal securities laws. The Corporation shall keep at its principal office, or at the offices of the Transfer Agent, a register of the Series A Preferred Stock. Upon the surrender of any certificate representing Series A Preferred Stock at such place, the Corporation, at the request of the record Holder of such certificate, shall execute and deliver (at the Corporation’s expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of shares represented by the surrendered certificate. Each such new certificate shall be registered in such name and shall represent such number of shares as is requested by the Holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate.
     8. Miscellaneous.
          a. Notices. Any and all notices to the Corporation shall be addressed to the Corporation’s Chief Executive Officer or Chief Financial Officer at the Corporation’s principal place of business on file with the Secretary of State of the State of Delaware. Any and all notices

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or other communications or deliveries to be provided by the Corporation to any Holder hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Corporation, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this section prior to 5:30 p.m. Eastern time, (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this section later than 5:30 p.m. but prior to 11:59 p.m. Eastern time on such date, (iii) the second business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.
          b. Lost or Mutilated Preferred Stock Certificate. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing shares of Series A Preferred Stock, and in the case of any such loss, theft or destruction upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the Holder is a financial institution or other institutional investor its own agreement shall be satisfactory) or in the case of any such mutilation upon surrender of such certificate, the Corporation shall, at its expense, execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such series represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.
          c. Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designations and shall not be deemed to limit or affect any of the provisions hereof.
     RESOLVED, FURTHER, that the chairman, chief executive officer, president, chief financial officer, or any vice-president, and the secretary or any assistant secretary, of the Corporation be and they hereby are authorized and directed to prepare and file a Certificate of Designations of Preferences, Rights and Limitations of Series A Preferred Stock in accordance with the foregoing resolution and the provisions of Delaware law.

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     IN WITNESS WHEREOF, the undersigned have executed this Certificate this [___] day of September 2009.

By:

Name:	Scott R. Silverman
Title:	Chief Executive Officer

By:

Name:	William J. Caragol
Title:	Acting Chief Financial Officer

9

Exhibit A-1
Form of Investor Conversion Notice
INVESTOR CONVERSION NOTICE
     The undersigned hereby exercises the right to purchase _______________ shares of Common Stock (“Conversion Shares”) of VeriChip Corporation, a Delaware corporation (“Company”), upon conversion of _______________ shares of Series A Preferred Stock. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Convertible Preferred Stock Purchase Agreement dated September 29, 2009, by and between the Company and the Investor referred to therein.
     Unless otherwise instructed by the holder, the Company will issue said shares in electronic form to the Deposit/Withdrawal at Custodian (DWAC) account of the holder with Depository Trust Company (DTC) pursuant to account information previously provided to Company by the holder.

By:
Name:
Title:

Exhibit A-2
Form of Company Conversion Notice
     VeriChip Corporation, a Delaware corporation (“Company”) hereby exercises the right to cause the purchase of _______________ shares of its Common Stock (“Conversion Shares”), upon conversion of _______________ shares of Series A Preferred Stock of the Company held by the holder thereof. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Convertible Preferred Stock Purchase Agreement dated September 29, 2009, by and between the Company and the Investor referred to therein.
     Unless otherwise instructed by the holder, the Company will issue said shares in electronic form to the Deposit/Withdrawal at Custodian (DWAC) account of the holder with Depository Trust Company (DTC) pursuant to account information previously provided to Company by the holder.
VERICHIP CORPORATION

By:
Name:
Title:

Exhibit C
Transfer Agent Instructions

September [ ], 2009
Registrar and Transfer Company
10 Commerce Drive
Cranford, NJ 07016
Attention: Mr. Dan Flynn
     Re: VeriChip Corporation
Ladies and Gentlemen:
     In accordance with the Convertible Preferred Stock Purchase Agreement (“Purchase Agreement”), dated September 29, 2009, by and between VeriChip Corporation, a Delaware corporation (“Company”), and Optimus Capital Partners, LLC, a Delaware limited liability company doing business as Optimus Technology Capital Partners, LLC (“Investor”), pursuant to which Company may issue shares of its Series A Preferred Stock (“Preferred Shares”), which Preferred Shares are convertible into shares (the “Conversion Shares”) of the Company’s common stock, par value $0.01 per share, this shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time), to issue the Conversion Shares (such issued shares, the “Common Shares”). Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Purchase Agreement.
     Specifically, this shall constitute an irrevocable instruction to you to process any notice of conversion of the Preferred Shares in accordance with the terms of these instructions. Upon your receipt of a copy of the executed Conversion Notice from the Company, you shall use your best efforts, on the same Trading Day that you receive the Conversion Notice, to (A) issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice a certificate, registered in the name of the Investor or its designee, for the number of shares of Common Stock to which the Investor is entitled upon conversion of the Preferred Shares as set forth in the Conversion Notice, or (B) provided you are participating in The Depository Trust Company (DTC) Fast Automated Securities Transfer (FAST) Program, upon the request of the Investor, credit such aggregate number of shares of Common Stock to which the Investor is entitled to the Investor’s or its designee’s balance account with DTC through its Deposit Withdrawal At Custodian (DWAC) system provided the Investor causes its bank or broker to initiate the DWAC transaction.
     The Company hereby confirms that certificates representing the Common Shares shall not bear any legend restricting transfer of the Common Shares thereby and should not be subject to any stop-transfer restrictions and shall otherwise be freely transferable on the books and records of the Company, provided that the Common Shares are registered for resale under the Act, or that if the Common Shares are not registered for sale under the Act the certificates representing the Common Shares shall bear the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.”
     The Company hereby confirms and you acknowledge that, in the event counsel to the Company does not issue any opinion of counsel required to issue any Common Shares free of legend, the Company authorizes you to accept an opinion of counsel from Luce Forward Hamilton & Scripps LLP.
     The Company hereby confirms that no instructions other than as contemplated herein will be given to you by the Company with respect to the Common Shares. The Company hereby agrees that it shall not replace you as the Company’s transfer agent, until such time as the Company provides written notice to you and Investor that a suitable replacement has agreed to serve as transfer agent and to be bound by the terms and conditions of these Irrevocable Transfer Agent Instructions.
     The Company and you hereby acknowledge and confirm that complying with the terms of this agreement does not and shall not prohibit you from satisfying any and all fiduciary responsibilities and duties you may owe to the Company.
     The Company and you acknowledge that the Investor is relying on the representations and covenants made by the Company and you hereunder and that such representations and covenants are a material inducement to the Investor to enter into the Purchase Agreement. The Company and you further acknowledge that without such representations and covenants made hereunder, the Investor would not enter into the Purchase Agreement and purchase Securities pursuant thereto.
     Each party hereto specifically acknowledges and agrees that a breach or threatened breach of any provision hereof will cause irreparable damage and that damages at law would be an inadequate remedy if these Irrevocable Transfer Agent Instructions were not specifically enforced. Therefore, in the event of a breach or threatened breach by a party hereto, including, without limitation, the attempted termination of the agency relationship created by this instrument, in addition to all other rights or remedies, an injunction restraining such breach and granting specific performance of the provisions of these Irrevocable Transfer Agent Instructions should issue without any requirement to show any actual damage or to post any bond or other security.

     You may at any time resign as transfer agent hereunder by giving fifteen (15) days prior written notice of resignation to the Company and the Investor. Prior to the effective date of the resignation as specified in such notice, the Company will issue to you instructions authorizing delivery of Common Shares to a substitute transfer agent selected by, and in the sole discretion of, the Company. If no successor transfer agent is named by the Company, you may apply to a court of competent jurisdiction in the State of Delaware for appointment of a successor transfer agent and for an order to deposit Common Shares with the clerk of any such court.
     The Company must keep its bill current with you — if the Company is not current and is on suspension, the Investor will have the right to pay the Company’s outstanding bill, in order for you to act upon this agreement. If the outstanding bill is not paid by the Company or the Investor, you have no further obligation under this agreement.

     IN WITNESS WHEREOF, the parties have caused this letter agreement regarding Irrevocable Transfer Agent Instructions to be duly executed and delivered as of the date first written above.

VERICHIP CORPORATION
By:
Name:
Title:

THE FOREGOING INSTRUCTIONS ARE ACKNOWLEDGED AND AGREED TO:
Registrar and Transfer Company

By:
Name:
Title:

Exhibit D
Use of Proceeds Certificate

VERICHIP CORPORATION
USE OF PROCEEDS CERTIFICATE
     The undersigned, Scott R. Silverman and William J. Caragol, hereby certify that:
     1. They are the Chief Executive Officer and Acting Chief Financial Officer, respectively, of VeriChip Corporation, a Delaware corporation (the “Company”).
     2. This Use of Proceeds Certificate (this “Certificate”) is being delivered to Optimus Capital Partners, LLC doing business as Optimus Technology Capital Partners, LLC (“Investor”), by the Company, to fulfill the requirement under Section 2.3(d)(iii) of the Convertible Preferred Stock Purchase Agreement, dated as of September 29, 2009, between Investor and the Company (the “Purchase Agreement”). Terms used and not defined in this Certificate have the meanings set forth in the Purchase Agreement.
     3. On or prior to the date hereof, the Company has delivered to Investor a Tranche Notice for the purchase by Investor of Tranche Shares upon payment by the Company to Investor of the Tranche Purchase Price.
     The undersigned do hereby certify that the Tranche Purchase Price will be used for the following purpose or purposes:
[                                        ].
     IN WITNESS WHEREOF, the undersigned have executed this Certificate this [___] day of ___, 2009.

By:

Name:	Scott R. Silverman
Title:	Chief Executive Officer

By:

Name:	William J. Caragol
Title:	Acting Chief Financial Officer

Exhibit F
Tranche Notice

Dated: [________], 20[__]
Optimus Technology Capital Partners, LLC
11150 Santa Monica Boulevard, Suite 1500
Los Angeles, CA 90025
     Re: Tranche Notice
Ladies & Gentlemen:
     Pursuant to the Convertible Preferred Stock Purchase Agreement, dated September 29, 2009 (“Agreement”) between VeriChip Corporation, a Delaware corporation (“Company”), and Optimus Capital Partners, LLC, doing business as Optimus Technology Capital Partners, LLC (“Investor”), Company hereby elects to exercise a Tranche. Capitalized terms not otherwise defined herein shall have the meanings defined in the Agreement.
     At the Tranche Closing, Company will sell to Investor [__________________] Preferred Shares at $10,000.00 per share for a Tranche Amount of $[___].
     On behalf of Company, the undersigned hereby certifies to Investor as follows:
     1. The undersigned is a duly authorized officer of Company;
     2. The above Tranche Amount does not exceed the Maximum Tranche Amount; and
     3. All of the conditions precedent to the right of the Company to deliver a Tranche Notice set forth in Section 2.3(c) of the Agreement have been satisfied.
     IN WITNESS WHEREOF, the Company has executed and delivered this Tranche Notice as of the date first written above.

VERICHIP CORPORATION
By:
Name:
Title:

Exhibit G
Stock Loan Agreement

STOCK LOAN AGREEMENT
     This Stock Loan Agreement (“Agreement”) is entered into and effective as of September 29, 2009 (“Effective Date”), by and between R & R Consulting Partners, LLC, a Florida limited liability company (“Lending Stockholder”) of VeriChip Corporation, a Delaware corporation (“Company”), and Optimus Capital Partners, LLC, a Delaware limited liability company, doing business as Optimus Technology Capital Partners, LLC (including its designees, successors and assigns, “Borrower”).
RECITALS
     A . Lending Stockholder holds shares of common stock of Company. In light of Lending Stockholder’s substantial equity interest in Company, it is in the best interests of Lending Stockholder to execute this Agreement, inasmuch as Lending Stockholder will derive substantial direct and indirect benefits from the commitment made to Company pursuant to a Convertible Preferred Stock Purchase Agreement to be entered into between Borrower and Company as of the Effective Date (the “Purchase Agreement”).
     B. As a condition to Borrower entering into the Purchase Agreement, Lending Stockholder desires to enter into this Agreement and, in order to assist in protecting the value of its investment in Company, desires to induce Borrower to enter into the Purchase Agreement.
     C. Borrower desires to borrow and, as a material inducement to Borrower to enter into the Purchase Agreement, Stockholder desires to lend shares of common stock of Company to Borrower on the terms and conditions contained herein.
AGREEMENT
     NOW, THEREFORE, IN CONSIDERATION of the premises, the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, Lending Stockholder and Borrower agree as follows:
     1. Borrowed Shares.
          a) Upon the request of Borrower in its sole discretion, Lending Stockholder hereby lends to Borrower [___] shares (“Borrowed Shares”) of freely tradable common stock, par value $0.01, of Company. Borrowed Shares will be issued in electronic form, without restriction on resale, and delivered by Lending Stockholder on the Effective Date, time being of the essence, to a Deposit/Withdrawal At Custodian (“DWAC”) account with Depository Trust Company (“DTC”) specified by Borrower. At any time or from time to time after receipt, Borrower may sell, transfer, assign, encumber or otherwise dispose of the Borrowed Shares in any manner, at any time, and for any consideration, in Borrower’s sole discretion; provided, however, that Borrower shall not vote any Borrowed Shares on any matter.
          b) The aggregate amount of Borrowed Shares under this Agreement shall not exceed one-third of the aggregate market value of the voting and non-voting common equity held by non-affiliates of the Company in any 12 month period in order to ensure compliance with Form S-3 under the Securities Act.

          c) During the period in which Borrower is in possession of Borrowed Shares (but not to the extent that Borrower is no longer in possession or control of any or all such shares), Lending Stockholder shall be entitled to exercise any and all rights applicable to the Borrowed Shares, including, but not limited to, the right to vote and receive dividends or distributions.
          d) Lending Stockholder may demand return of some or all of the Borrowed Shares (or an equal number of freely tradable shares of common stock of the Company) at any time on or after the six-month anniversary date such Borrowed Shares were loaned to Borrower; provided, however, no such demand may be made if there are any shares of Series A Preferred Stock then outstanding. If a permitted return demand is made, Investor shall return the Borrowed Shares within three Trading Days after such demand (or an equal number of freely tradable shares of common stock of the Company).
     2. Fee. Borrower shall pay to Lending Stockholder a fee of $100,000.00 in cash or by wire transfer of immediately available funds.
     3. Interest; Collateral.
          a) Unless and until all Borrowed Shares are returned to Lending Stockholder as provided above, outstanding Borrowed Shares will accrue interest at Two Percent (2.0%) per annum, with the Borrowed Shares valued at the volume weighted average price (VWAP), calculated based upon the ratio of the aggregate value of the common stock of Company traded on the Trading Market (as defined in the Purchase Agreement) to the total volume of such stock traded on such market for such date (or the nearest preceding date), for the 5 trading days immediately preceding the Effective Date. Interest is payable if, as and when Borrowed Shares are returned to Lending Stockholder, in cash or at Borrower’s sole election in freely tradable shares of common stock of the Company.
          b) As security for the Borrowed Shares, the Borrower shall pledge certain collateral to Lending Stockholder as described on Schedule 1 hereto.
     4. Pre-payment. Borrower may return the Borrowed Shares to the Lending Stockholder, in whole or in part, at any time or from time to time, without penalty or premium.
     5. Representations, Warranties and Covenants of Lending Stockholder. Lending Stockholder hereby represents, warrants and covenants to Borrower as follows:
          a) Lending Stockholder has all necessary power and authority to (a) execute, deliver and perform all of its obligations under this Agreement, and (b) lend and deliver the Borrowed Shares. Lending Stockholder has such knowledge and experience in business and financial matters that it is able to protect its own interests and evaluate the risks and benefits of entering into this Agreement.

          b) The execution, delivery and performance of this Agreement by Lending Stockholder has been duly authorized by all requisite action on the part of Lending Stockholder, and has been duly executed and delivered by Lending Stockholder.
          c) The execution and delivery by the Lending Stockholder of this Agreement does not, and Lending Stockholder’s performance of its obligations thereunder will not (i) violate any charter documents of Lending Stockholder, as in effect on the date hereof, or (ii) require any authorization, consent, approval of or other action of, notice to or filing or qualification with any state or federal governmental authority, except as have been, or will be, made or obtained prior to execution hereof.
          d) Except as expressly stated herein, Lending Stockholder is not, directly or indirectly, receiving any consideration from or being compensated in any manner by, and will not at any time in the future accept any consideration or compensation from, Company, any affiliate of Company, or any other person for entering into this Agreement or lending the Borrowed Shares.
          e) The aggregate amount of Borrowed Shares under any and all Stock Loan Agreements including without limitation this Agreement, together with all other shares sold by or on behalf of the Company pursuant to General Instruction I.B.6. to Form S-3, shall not exceed one-third of the aggregate market value of the voting and non-voting common equity held by non-affiliates of the Company in any 12 month period in order to ensure compliance with Form S-3 under the Securities Act.
     6. Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.
     7. Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified on the signature page prior to 5:30 p.m. Eastern time on a business day and an electronic confirmation of delivery is received by the sender, (b) the next business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 8 on a day that is not a business day or later than 5:30 p.m. Eastern time on any business day, (c) three business days following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses for such notices and communications are those set forth on the signature pages hereof, or such other address as may be designated in writing hereafter, in the same manner, by such person.
     8. Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

     9. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.
     10. No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.
     11. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.
     12. Termination; Survival. This Agreement shall terminate when the Borrowed Shares are returned. The representations and warranties contained herein shall survive until all shares of Borrowed Stock have been returned and all shares of Series A Preferred Stock issued to Investor or any Affiliate have been converted or redeemed, whichever occurs first.
     13. Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

     14. Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.
     15. Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and Borrower or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.
     16. Activity Restrictions. Until after the Borrower has returned all Borrowed Shares to the Lending Stockholder, neither Borrower nor its affiliates will: (i) vote any shares of common stock of the Company owned or controlled by it, solicit any proxies, or seek to advise or influence any person with respect to any voting securities of the Company; (ii) engage or participate in any actions, plans or proposals which relate to or would result in (a) acquiring additional securities of the Company, alone or together with any other person, which would result in beneficially owning or controlling more than 9.99% of the total outstanding common stock or other voting securities of the Company, (b) an extraordinary corporate transaction, such as a merger, reorganization or liquidation, involving Company or any of its subsidiaries, (c) a sale or transfer of a material amount of assets of the Company or any of its subsidiaries, (d) any change in the present board of directors or management of the Company, including any plans or proposals to change the number or term of directors or to fill any existing vacancies on the board, (e) any material change in the present capitalization or dividend policy of the Company, (f) any other material change in the Company’s business or corporate structure, including but not limited to, if the Company is a registered closed-end investment company, any plans or proposals to make any changes in its investment policy for which a vote is required by Section 13 of the Investment Company Act of 1940, (g) changes in the Company’s charter, bylaws or instruments corresponding thereto or other actions which may impede the acquisition of control of the Company by any person, (h) causing a class of securities of the Company to be delisted from a national securities exchange or to cease to be authorized to be quoted in an inter-dealer quotation system of a registered national securities association, (i) a class of equity securities of the Company becoming eligible for termination of registration pursuant to Section 12(g)(4) of the Act, or (j) any action, intention, plan or arrangement similar to any of those enumerated above; or (iii) request the Lending Stockholder to amend or waive any provision of this Section 17.
     17. Entire Agreement. This Agreement contains the entire agreement and understanding of the parties, and supersedes all prior and contemporaneous agreements, understandings, communications and discussions, both oral and written. No party, representative, attorney or agent has relied upon any collateral contract, agreement, assurance, promise, understanding or representation not expressly set forth herein above. The parties hereby waive all rights and remedies, at law and in equity, arising out of, relating to, or which may arise as the result of, any person’s reliance on any such assurance. The parties acknowledge that all prior agreements have been merged into this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Lending Stockholder: R & R CONSULTING PARTNERS, LLC

By:	Scott R. Silverman
Its: Managing Member

Borrower: OPTIMUS TECHNOLOGY CAPITAL PARTNERS, LLC

By:
Its:

Addresses for Notice
To Lending Stockholder:
R & R Consulting Partners, LLC
1690 South Congress Avenue, Suite 200
Delray Beach, Florida 33445
Attention: Scott Silverman
Fax No.: (561) 805-8001
Email: ssilverman@verichipcorp.com
To Borrower:
Optimus Technology Capital Partners, LLC
11150 Santa Monica Boulevard, Suite 1500
Los Angeles, California 90025
Attention: Terry Peizer
Fax No.: (310) 444-5300
Email: info@optimuscg.com
with a copy to:
Luce Forward Hamilton & Scripps LLP
601 South Figueroa Street, Suite 3900
Los Angeles, California 90017
Attention: John C. Kirkland, Esq.
Fax No.: (213) 452-8035
Email: jkirkland@luce.com

Schedule 1
Collateral
Shares of Series A Preferred Stock of Borrower